BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 10/31/02
Distribution Date: 11/25/02
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Balances
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                                                         Initial     Period End
    Securitization Value                          $1,547,538,089   $606,972,753
    Reserve Account                                  $81,245,750   $104,458,821
    Class A-1 Notes                                 $180,000,000             $0
    Class A-2 Notes                                 $600,000,000             $0
    Class A-3 Notes                                 $300,000,000   $139,434,664
    Class A-4 Notes                                 $389,660,000   $389,660,000
    Subordinated Note                                $30,951,089    $30,951,089
    Class B Certificates                             $46,927,000    $46,927,000

Current Collection Period
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Beginning Securitization Value                      $660,064,180
Principal Reduction Amount                           $53,091,427
Ending Securitization Value                         $606,972,753

Calculation of Required 2000-A SUBI Collection
  Account Amount Collections
       Receipts of Monthly Payments                 $14,648,917
       Sale Proceeds                                 $4,587,421
       Termination Proceeds                         $29,760,649
       Recovery Proceeds                               $653,983
       Total Collections                            $49,650,969

       Servicer Advances                            $15,945,512
       Reimbursement of Previous
         Servicer Advances                         ($6,103,012)

    Required 2000-A SUBI Collection
      Account Amount                                $59,493,469

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous
      Servicer Advance                              $16,911,508
    Current Period Monthly Payment Advance             $990,110
    Current Period Sales Proceeds Advance           $14,955,402
    Current Reimbursement of Previous
     Servicer Advance                               ($6,103,012)
    Ending Period Unreimbursed Previous
     Servicer Advances                              $26,754,008

Collection Account
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    Deposits to 2000-A SUBI Collection Account      $59,493,469
    Withdrawals from 2000-A SUBI Collection Account
       Servicing Fees                                  $550,053
       Note Distribution Account Deposit             $3,231,171
       Reserve Fund Deposit - Subordinated
        Noteholder Interest                            $180,548
       Certificate Distribution Account Deposit        $273,741
       Monthly Principal Distributable Amount       $53,091,427
       Reserve Fund Deposit - Excess Collections     $2,166,528
       Payments to Transferor                                $0
    Total Distributions from 2000-A SUBI
      Collection Account                            $59,493,469

Note Distribution Account
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    Amount Deposited from the Collection Account    $56,322,599
    Amount Deposited from the Reserve Account                $0
    Amount Paid to Noteholders                      $56,322,599

Certificate Distribution Account
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    Amount Deposited from the Collection Account       $273,741
    Amount Deposited from the Reserve Account                $0
    Amount Paid to Certificateholders                  $273,741

Distributions
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    Monthly Principal Distributable Amount       Current Payment Ending Balance    Per $1,000      Factor
    Class A-1 Notes                                           $0             $0       $0.00         0.00%
    Class A-2 Notes                                           $0             $0       $0.00         0.00%
    Class A-3 Notes                                  $53,091,427   $139,434,664     $176.97        46.48%
    Class A-4 Notes                                           $0   $389,660,000       $0.00       100.00%
    Subordinated Note                                         $0    $30,951,089       $0.00       100.00%
    Class B Certificates                                      $0    $46,927,000       $0.00       100.00%

    Interest Distributable Amount                Current Payment     Per $1,000
    Class A-1 Notes                                           $0          $0.00
    Class A-2 Notes                                           $0          $0.00
    Class A-3 Notes                                   $1,065,311          $3.55
    Class A-4 Notes                                   $2,165,860          $5.56
    Subordinated Note                                   $180,548          $5.83
    Class B Certificates                                $273,741          $5.83


Carryover Shortfalls
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                                                         Prior Period    Current
                                                          Carryover      Payment   Per $1,000
    Class A-1 Interest Carryover Shortfall                    $0             $0           $0
    Class A-2 Interest Carryover Shortfall                    $0             $0           $0
    Class A-3 Interest Carryover Shortfall                    $0             $0           $0
    Class A-4 Interest Carryover Shortfall                    $0             $0           $0
    Subordinated Note Interest Carryover Shortfall            $0             $0           $0
    Certificate Interest Carryover Shortfall                  $0             $0           $0

Reserve Account
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    Beginning Period Required Amount               $104,458,821
    Beginning Period Amount                        $104,458,821
    Net Investment Earnings                            $142,532
    Current Period Deposit                           $2,347,076
    Reserve Fund Draw Amount                                 $0
    Release of Excess Funds                          $2,489,609
    Ending Period Required Amount                  $104,458,821
    Ending Period Amount                           $104,458,821

Residual Value Losses
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                                                 Current Period     Cumulative
    Net Sale Proceeds                               $17,416,326   $448,365,247
    Residual Values                                 $18,405,710   $469,456,476
    Residual Value Losses                              $989,384    $21,091,229

Receivables Data
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    Beginning of Period Lease Balance              $729,698,821
    End of Period Lease Balance                    $672,094,493

    Delinquencies Aging Profile - End of Period
     Lease Balance                                Dollar Amount      Percentage
       Current                                     $618,663,170         92.05%
       1-29 days                                    $45,858,795          6.82%
       30-59 days                                    $5,951,080          0.89%
       60-89 days                                    $1,209,377          0.18%
       90-119 days                                     $302,742          0.05%
       120+ days                                       $109,328          0.02%
       Total                                       $672,094,493        100.00%
       Delinquent Receivables +30 days
        past due                                     $7,572,528          1.13%

    Credit Losses                                Current Period     Cumulative
       Liquidated Lease Balance                        $672,150    $15,323,685
       Liquidation Proceeds                            $480,751    $11,087,305
       Recovery Proceeds                                $30,969       $418,912
       Net Credit Losses                               $160,430     $3,817,469


NOTE: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.